Senior secured notes	12 Months Ended
Sep. 30, 2012
Senior Notes [Abstract]
Senior Secured Notes [Text Block]

Note 14 – Senior secured notes

On January 31, 2012, the Company issued, through a private placement in Canada and the U.S., $132.5 million of 11.5% Senior Secured Notes (the “Notes”).  The Notes mature on January 31, 2017 and bear interest on the aggregate principal amount from the date of issue at 11.5% per annum payable on a semi-annual basis in equal installments on January 31 and July 31 of each year, commencing in July of 2012. The notes were issued at a price of 94.608% resulting in an effective interest rate of 13.4%.

The Company used the majority of the proceeds of the Notes to acquire a portfolio of consumer loans as described in Note 3.

The Notes are guaranteed, jointly and severally, on a senior secured basis, by each of the Company’s existing and future restricted subsidiaries that guarantee indebtedness or indebtedness of any subsidiary guarantor under any carve-out for credit facility. The Notes are secured on a second-priority basis by liens on all of the Company’s and its restricted subsidiaries’ existing and future property subject to specified permitted liens and exceptions. Any future credit facility as well as certain other future debt will be secured by a first-priority lien on this collateral.

The Notes are redeemable at the option of the Company, in whole or in part, at any time on or after July 31, 2014 at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to, but excluding, the redemption date if redeemed during the periods set forth below.

For the period below	Percentage
On or after July 31, 2014	103.084%
On or after January 31, 2015	102.091%
On or after July 31, 2015	101.127%
On or after January 31, 2016	101.194%
On or after July 31, 2016	100.000%

Prior to July 31, 2014, the Company is entitled at its option on one or more occasions to redeem up to 35% of the aggregate principal amount of the Notes originally issued under a trust indenture (the “Trust Indenture”) at a redemption price of 111.5% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date if:

•	such redemption is made with the proceeds of one or more Equity Offerings as defined in the Trust Indenture;
•	at least 65% of the aggregate principal amount of the Notes (including Additional Notes) originally issued under the Trust Indenture remain outstanding immediately after the occurrence of such redemption (excluding Notes held by the Company or any of its subsidiaries); and
•	the redemption occurs within 90 days of such Equity Offering.

If a change in control occurs, the holders of the Notes will have the right to require the Company to purchase all or a portion of the Notes, at a purchase price in cash equal to 101% of the principal amount of the Notes offered for repurchase plus accrued interest to the date of purchase.

As at September 30, 2012, the Company was in compliance with all of the covenants in the Trust Indenture.